Exhibit 99.1

ICR Conference 2017 January 2017 © 2017 Bojangles’, Inc. This information is confidential and proprietary to Bojangles’, Inc. and may not be copied or reproduced.

Cautionary Statements Forward-Looking Statements This presentation contains forward-looking statements. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “outlook,” “plan,” “potential,” “project,” “projection,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning. These statements are not guarantees of future performance and involve a number of known and unknown risks, assumptions, trends, uncertainties and factors that are beyond our control, including without limitation, those identified in the Company’s annual report on Form 10-K, the Company’s quarterly reports on Form 10-Q and the Company’s Prospectus Supplement under the sections titled “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. All forward-looking statements speak only as of the date of this document. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws. Note Regarding Non-GAAP Measures In this presentation, we may discuss certain supplemental financial measures, including EBITDA, Adjusted EBITDA, adjusted Net Income, Adjusted Diluted Net Income per Share, restaurant contribution, and restaurant contribution margin, which are neither required by nor presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”). We use these measures in addition to net income and operating income to assess our performance and believe it is important for investors to be able to evaluate the company using the same measures used by our management. You are cautioned, however, that these measures, as we calculate them, are not necessarily comparable to similarly titled measures reported by other companies. In addition, these measures have limitations as analytical tools and should be considered only in conjunction with our financial results reported under GAAP, and not in isolation. For more information on why management considers these non-GAAP financial measures to be important indicators of our operational strength and performance, as well as the limitations on these measures as an analytical tool, please see our quarterly report on Form 10-Q for the fiscal quarter ended September 25, 2016, under the caption “Key Performance Indicators.”© 2017 Bojangles’, Inc. 2

More To Bojangles' Than You Think

- A 39-Year Old ***Growth Company*** with a Very Bright Future
- Preparing for ***Long-Term Sustainable Growth***
- A Long-Time franchisor with a ***Remarkable Growth Opportunity***
- A Big ***Player in All Dayparts***, Including All-Day breakfast
- Preparing ***Fresh Food on a Stove Top***, No Microwaves Here
- Baking the Industry's Best ***Biscuits Every 20 Minutes***
- A Real ***Family Meal-Time Solution*** and the Tailgating Authority
- A ***Dynamic Modern Brand*** with an Unbelievable Fan Following and that is ***Loved by Millennial Audiences***
- About ***Great Food, Great Fun*** and Unforgettable ***Experiences***
- A Culture of ***Trust, Servant Leadership*** and ***Total Commitment*** in all that we do

© 2017 Bojangles', Inc.

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What Makes Our Brand Unique Our Food ? One-of-a-kind, Great-Tasting, High-Quality Food ? QSR Speed, Convenience & Value? Fast-Casual Quality Food? Diverse and Affordable Menu of Favorites ? Proprietary Seasoning Differentiates our Core Menu ? Something for Millennials, Families & Big Groups? R&D Pipeline of Exciting new Menu Items The Bojangles’ Experience ? Fun, Fans and Friends ? Bringing People Together over Great Food? Growing Digital Presence Engages Millennials ? Strategic Sports Marketing Reaches Key Consumers? Service to Community Creates Loyal Followers? Team Members Committed to Quality and Service © 2017 Bojangles’, Inc. 4

What Makes Our Brand Unique 2015 Sales by Daypart (1) After Dinner 7% Dinner Breakfast 16% 38% 13% Snack 26% Lunch Our Strong Breakfast Results Contribute to Industry-Leading AUVs of Over $1.8 Million(2) (1) Sales by daypart is based on Company-operated restaurants during fiscal 2015. (2) System-wide average unit volumes for the trailing twelve months ended September 25, 2016. © 2017 Bojangles’, Inc. 5

We Are Focused On Restaurant Footprint as of September 25, 2016 Our Growth Strategy ? Long-Term Target of 7% to 8% Annual Unit Growth ? Development of ~40% / 60% Company-Operated and Franchised 1 Mix 5 3 60 1 ? Franchisees Expand Brand Reach 6 302 with Minimal Company Capital Risk 64 131 ? Increasing Penetration of Core and 32 87 Core Markets Adjacent Markets to Leverage Brand Adjacent Markets Awareness and Media Efficiency 4 ? Contiguous Growth Note: Excludes three restaurants in Honduras. © 2017 Bojangles’, Inc. 6

We Are Focused On New Restaurant Growth Strategy ? Hybrid System that Provides Capital Efficient Growth? Compelling New Restaurant Model – Build-to-Suit Strategy – Equipment Lease Financing ? Strong Return on Minimal Cash Investment Delivers <1 year Payback on Average for Company-Operated Restaurants ? Growth in Free Cash Flow(1) ? Continued Paydown of Term Loan Debt (1) Free cash flow is defined as adjusted EBITDA less cash capital expenditures. © 2017 Bojangles’, Inc. 7

© 2017 Bojangles’, Inc. We Are Focused On Operational Excellence Exciting New Restaurant Design with Broad Appeal that Includes Unique Brand Elements like a “Biscuit Theater” and a Redesigned Back of the House Collaborating with Franchisees to Implement Innovative Technology Solutions, Including Mobile Pay, Loyalty and Online Ordering Leveraging Service Management Group (SMG) Data to Help Drive Efficiencies and Identify Areas of Opportunity Menu Innovation that Expands an Already Successful Unique Menu and Meets Consumer Demand 8

We Are Focused On Great Guest Experiences ? Customer Service Improvements that Promote Brand Loyalty ? Enhanced Service Initiatives, Knowledge Gained from SMG Data? In-Store Technology that Meets Evolving Consumer Needs? Selective Team Member Hiring Process ? Improved Team Member Training that Grooms Restaurant Leadership ? In-Store Marketing Focused on Brand and Product Uniqueness ? High-Definition Digital Menu Boards are a New Unit Standard © 2017 Bojangles’, Inc. 9

Ten Things to Remember about Bojangles’ 1) High-Quality, Craveable Food at an Exceptional Value 2) Approximately 700 Restaurants (43% Company / 57% Franchised) 3) 26 Consecutive Quarters of Positive System-wide Comparable Restaurant Sales growth(1) 4) Best-in-Class System-Wide AUVs of Over $1.8M and System-Wide Sales of $1.2B(2) 5) We Have the Potential to Double in size (~1,400 locations) in our Current Footprint 6) Adding Technology that Will Allow us to Accomplish Transformative Things 7) Inviting, Redesigned Restaurants will Help Grow Dine-In Business 8) Nearly 40 Years Serving Breakfast, ALL DAY, EVERY DAY 9) Exciting UNIQUE Product Introductions ONLY Available at Bojangles’ 10) We are Striving to Offer an Exceptional Dining Experience in an Environment that Complements the Quality of our Food and Models our Amazing Culture (1) Through the fiscal quarter ended September 25, 2016. (2) For fiscal year 2015. © 2017 Bojangles’, Inc. 10

© 2017 Bojangles’, Inc. This information is confidential and proprietary to Bojangles’, Inc. and may not be copied or reproduced.